UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2023

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2380 Conejo Spectrum Street Suite 200
Thousand Oaks, California		91320
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 623-4211

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATRA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2023, Atara Biotherapeutics, Inc., a Delaware corporation (the “Company”) announced certain financial results for the fourth quarter and year ended December 31, 2022. A copy of the Company’s press release, titled “Atara Biotherapeutics Announces Fourth Quarter and Full Year 2022 Financial Results and Operational Progress” is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 2.02 and in the press release included as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2023, Utpal Koppikar, the Company’s Executive Vice President, Chief Financial Officer, notified the Company of his intention to resign from the Company, effective March 31, 2023, to pursue an external opportunity.

On February 3, 2023, the Company appointed Eric Hyllengren, the Company’s Senior Vice President, Finance, to serve as the Company’s Senior Vice President, Chief Financial Officer, effective as of April 1, 2023. Mr. Hyllengren will also serve as the Company’s Principal Financial Officer and Principal Accounting Officer.

Mr. Hyllengren, 47, joined the Company in 2018 as Vice President, Financial Planning and Analysis and added the role of Head of Investor Relations in April 2020. Previously, Mr. Hyllengren spent 15 years at Amgen Inc. in several finance roles with increasing responsibilities, including corporate finance and investor relations. Mr. Hyllengren holds a B.B.A. in finance and Russian from the University of Notre Dame and an M.B.A. in finance from the Kellogg School of Management at Northwestern University.

Mr. Hyllengren’s base salary is $455,000 and his bonus target is equal to 40% of his base salary. The Company and Mr. Hyllengren have entered into the Company’s standard form of Executive Employment Agreement and the Company’s standard form of Indemnification Agreement

The forms of Executive Employment Agreement and Indemnification Agreement are qualified in their entirety by reference to the full text of such forms, each of which are exhibits to the Company’s Form 10-K filed on February 8, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATARA BIOTHERAPEUTICS, INC.

Date:	February 8, 2023	By:	/s/ Utpal Koppikar
Utpal Koppikar Chief Financial Officer